UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2002

GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Canada	1-12284	98-0101955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10579 Bradford Road, Suite 103 Littleton, Colorado 97124	80127-4247
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report.)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

We are filing this amendment to our Current Report on Form 8-K filed March 6, 2002 to announce that on June 11, 2002, we completed the final transactions between us and Cambior Inc. The transactions consisted of the sale of Cambior’s interests to us in the Yaou, Dorlin and Bois Canon properties in French Guiana, which was completed on June 11, 2002 as well as the sale of our interests in the Gross Rosebel, Headleys and Thunder Mountain properties in Suriname, and our interest in Omai Gold Mines Limited, or OGML in Guyana, to Cambior Inc.

For the sale of the Gross Rosebel property, Golden Star received a total of $5 million by the closing date and will receive deferred payments totaling $3 million by the fourth anniversary of closing. In addition, Cambior will pay Golden Star a royalty equal to 10% of the excess of the average quarterly market price above a gold price hurdle on the first 7 million ounces of gold production from Gross Rosebel. For soft and transitional rock the gold price hurdle is $300 per ounce and for hard rock the hurdle is $350 per ounce.

The total consideration for the Headleys and Thunder Mountain properties comprises a deferred consideration of $1 million, to be paid to Golden Star in the event that Cambior commences commercial mining from these properties.

Under the terms of the sale of its 30% equity interest and preferred shares in OGML, Cambior assumed the unpaid portion of the non-interest bearing loan made to Golden Star in December 1998. In addition, Golden Star received a release and waiver from OGML, Cambior and the Guyana Government in respect of all liabilities, of any nature, related to the Omai Gold Mine.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)	Pro Forma Financial Information.

GOLDEN STAR RESOURCES LTD.
CONSOLIDATED BALANCE SHEETS
(Stated in thousands of United States Dollars except share amounts)
(Unaudited)

	"As Reported"			"Pro Forma"
	As of			As of
	March 31,			March 31,
	2002	"Pro Forma"		2002
	$	Adjustments	Notes	$

ASSETS
CURRENT ASSETS
Cash and short-term investments	2,405	1,933	2	4,338
Restricted cash	2,580	—		2,580
Accounts receivable	1,458	1,000	2	2,458
Inventories	7,521	—		7,521
Other assets	179			179

Total Current Assets	14,143	2,933		17,076
RESTRICTED CASH	3,365	—		3,365
LONG-TERM RECEIVABLE	—	2,000	2	2,000
ACQUISITION, DEFERRED EXPLORATION AND DEVELOPMENT COSTS	12,319	(8,067)	2	4,252
MINING PROPERTIES (Net of accumulated depreciation of $11,326)	9,411	67	2	9,478
FIXED ASSETS (Net of accumulated depreciation of $5,331)	2,096	—		2,096
OTHER ASSETS	467	—		467

Total Assets	41,801	(3,067)		38,734

LIABILITIES
CURRENT LIABILITIES
Accounts payable	2,731	(67)	2	2,664
Accrued liabilities	2,172	—		2,172
Accrued wages and payroll taxes	189	—		189
Advance payment Guiana Shield transaction	3,000	(3,000)	2	—
Current debt	3,527	—		3,527

Total Current Liabilities	11,619	(3,067)		8,552
CONVERTIBLE DEBENTURES	1,302	—		1,302
LONG TERM BANK DEBT	975	—		975
ENVIRONMENTAL REHABILITATION LIABILITY	5,342	—		5,342

Total Liabilities	19,238	(3,067)		16,171

MINORITY INTEREST	1,878	—		1,878

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
SHARE CAPITAL
First Preferred Shares, without par value, unlimited shares authorized. No shares issued.
Common shares, without par value, unlimited shares authorized. Shares issued and outstanding: 62,886,717 at March 31, 2002)	175,370	—		175,370
Equity component of convertible debentures	372	—		372
DEFICIT	(155,057)	—		(155,057)

Total Shareholders’ Equity	20,685	—		20,685

Total Liabilities and Shareholders’ Equity	41,801	(3,067)		38,734

GOLDEN STAR RESOURCES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Stated in thousands of United States Dollars except per share amounts)
(Unaudited)

	"As Reported"			"Pro Forma"
	Three Months			Three Months
	Ended March 31,			Ended March 31,
	2002	"Pro Forma		2002
	$	Adjustments	Notes	$

REVENUE
Gold sales	9,164	—		9,164
Interest and other	168	—		168

	9,332	—		9,332

COSTS AND EXPENSES
Mining operations	6,133	—		6,133
Depreciation and depletion	652	—		652
Exploration expense	100	—		100
General and administrative	859	—		859
Interest expense	108	—		108
Gain on Sale of Assets	—	(169)	2	(169)
Foreign exchange gain	(23)	—		(23)

	7,829	(169)		7,660

INCOME BEFORE THE UNDERNOTED	1,503	169		1,672
Omai preferred share redemption premium	169	(169)	2	—

Loss before minority interest	1,672	—		1,672
Minority interest	(218)	—		(218)

NET INCOME	1,454	—		1,454
DEFICIT, BEGINNING OF PERIOD	(156,511)	—		(156,511)

DEFICIT, END OF PERIOD	(155,057)	—		(155,057)

NET INCOME PER COMMON SHARE — BASIC	0.02			0.02
NET INCOME PER COMMON SHARE — DILUTED	0.02			0.02
WEIGHTED AVERAGE SHARES OUTSTANDING (in millions of shares)	61.8			61.8

GOLDEN STAR RESOURCES LTD.
CONSOLIDATED BALANCE SHEETS
(Stated in thousands of United States Dollars except share amounts)
(Unaudited)

	"As Reported"			"Pro Forma"
	As of			As of
	December 31,			December 31,
	2001	Pro Forma		2001
	$	Adjustments	Notes	$

ASSETS
CURRENT ASSETS
Cash and short-term investments	509	4,933	2	5,442
Restricted cash	—	—		—
Accounts receivable	1,231	1,000	2	2,231
Inventories	7666	—		7666
Other assets	230			230

Total Current Assets	9,636	5,933		15,569
RESTRICTED CASH	3,365	—		3,365
LONG-TERM RECEIVABLE	—	2,000	2	2,000
ACQUISITION, DEFERRED EXPLORATION AND DEVELOPMENT COSTS	12,280	(8,067)	2	4,213
INVESTMENT IN OMAI GOLD MINES LIMITED	141	(141)	2	—
MINING PROPERTIES (Net of accumulated depreciation of $10,852)	8,353	67	2	8,420
FIXED ASSETS (Net of accumulated depreciation of $5,134)	2,268	—		2,268
OTHER ASSETS	509	—		509

Total Assets	36,552	(208)		36,344

LIABILITIES
CURRENT LIABILITIES
Accounts payable	4,365	(67)	2	4,298
Accrued liabilities	2,783	—		2,783
Accrued wages and payroll taxes	124	—		124
Current debt	6,954	(310)	2	6,644

Total Current Liabilities	14,226	(377)		13,849
CONVERTIBLE DEBENTURES	2,358	—		2,358
LONG TERM BANK DEBT	559	—		559
ENVIRONMENTAL REHABILITATION LIABILITY	5,407	—		5,407

Total Liabilities	22,550	(377)		22,173

MINORITY INTEREST	1,660	—		1,660

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
SHARE CAPITAL
First Preferred Shares, without par value, unlimited shares authorized. No shares issued.
Common shares, without par value, unlimited shares authorized. Shares issued and outstanding: 62,886,717 at March 31, 2002)	168,308	—		168,308
Equity component of convertible debentures	545			545
DEFICIT	(156,511)	169	2	(156,342)

Total Shareholders’ Equity	12,342	169		12,511

Total Liabilities and Shareholders’ Equity	36,552	(208)		36,344

GOLDEN STAR RESOURCES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Stated in thousands of United States Dollars except per share amounts)
(Unaudited)

	"As Reported"			"Pro Forma"
	Twelve Months			Twelve Months
	Ended December 31,			Ended December 31,
	2001	Pro Forma		2001
	$	Adjustments	Notes	$

REVENUE
Gold sales	23,801	—		23,801
Interest and other	857	—		857

	24,658	—		24,658

COSTS AND EXPENSES
Mining operations	24,824	—		24,824
Depreciation and depletion	3,420	—		3,420
Exploration expense	204	—		204
Gain on disposal of assets	2,669	—		2,669
General and administrative	15,010	—		15,010
Interest expense	833	—		833
Gain on Sale of Assets	—	(752)	2	(752)
Foreign exchange gain	(50)	—		(50)

	46,910	(752)		46,158

LOSS BEFORE THE UNDERNOTED	(22,252)	752		(21,500)
Omai preferred share redemption premium	583	(583)	2	—

Loss before minority interest	(21,669)	169		(21,500)
Minority interest	1,085	—		1,085

NET LOSS	(20,584)	169		(20,415)
DEFICIT, BEGINNING OF PERIOD	(135,927)	—		(135,927)

DEFICIT, END OF PERIOD	(156,511)	169		(156,342)

NET LOSS PER COMMON SHARE — BASIC	(0.49)			(0.49)
NET LOSS PER COMMON SHARE — DILUTED	(0.49)			(0.49)
WEIGHTED AVERAGE SHARES OUTSTANDING (in millions of shares)	42.2			42.2

Notes to Pro Forma Consolidated Financial Statements

As at and for the three months ending March 31, 2002 and as at and for the year ending December 31, 2001 (unaudited)

1. Basis of Presentation

Throughout 2002, Golden Star Resources Ltd. (“Golden Star”) disposed of and acquired a number of interests in a series of transactions with Cambior Inc. (“Cambior”) as disclosed in Note 2.

The accompanying unaudited pro forma consolidated balance sheets and pro forma consolidated statements of operations (“pro forma consolidated financial statements”) have been prepared based on the unaudited financial statements of Golden Star as at and for the three months ended March 31, 2002 and the audited financial statements of Golden Star as at and for the year ended December 31, 2001.

The financial statements of Golden Star are prepared in accordance with Canadian GAAP which differs in certain respects from U.S. GAAP. A reconciliation of these pro forma financial statements to U.S. GAAP is provided in Note 3.

The pro forma consolidated balance sheets give effect to the transactions described in Note 2 as if they occurred on the balance sheet date while the pro forma consolidated statements of income give effect to these transactions as if they had occurred at the beginning of the period.

These pro forma consolidated financial statements may not be indicative either of the results that actually would have occurred if the events reflected herein had been in effect on the dates indicated or of the results which may be obtained in the future.

Accounting policies used in the preparation of the pro forma consolidated financial statements are consistent with those used in the audited financial statements of Golden Star prepared for the year ended December 31, 2001.

This financial information should be read in conjunction with Golden Star’s Reports on Form 10-K as at and for the year ended December 31, 2001 and Form 10-Q as at and for the three months ended March 31, 2002.

2. Transaction with Cambior Inc.

On June 11, 2002, Golden Star completed the final transactions between Golden Star and Cambior Inc. The transactions consisted of the sale of Cambior’s interests to Golden Star in the Yaou, Dorlin and Bois Canon properties in French Guiana, which was completed on June 11, 2002 as well as the sale of Golden Star’s interests in the Gross Rosebel,

Headleys and Thunder Mountain properties in Suriname, and Golden Star’s interest in Omai Gold Mines Limited (“OGML”) in Guyana, to Cambior Inc.

For the sale of the Gross Rosebel property, Golden Star received a total of $5 million by the closing date and will receive deferred payments totalling $3 million by the fourth anniversary of closing. In addition, Cambior will pay Golden Star a royalty equal to 10% of the excess of the average quarterly market price above a gold price hurdle on the first 7 million ounces of gold production from Gross Rosebel. For soft and transitional rock the gold price hurdle is $300 per ounce and for hard rock the hurdle is $350 per ounce.

The total consideration for the Headleys and Thunder Mountain properties comprises a deferred consideration of $1 million, to be paid to Golden Star in the event that Cambior commences commercial mining from these properties. No consideration has been recorded in the pro forma financial statements for this deferred consideration.

Under the terms of the sale of its 30% equity interest and preferred shares in OGML, Cambior assumed the unpaid portion of the non-interest bearing loan made to Golden Star in December 1998. In addition, Golden Star received a release and waiver from OGML, Cambior and the Guyana Government in respect of all liabilities, of any nature, related to the Omai Gold Mine.

3. Reconciliation to U.S. GAAP

The adjustments to the pro forma consolidated financial statements under U.S. GAAP would differ from those under Canadian GAAP. The adjustments under U.S. GAAP would differ as described below. For a complete reconciliation of the consolidated financial statements, refer to Form 10-K as at and for the year ended December 31, 2001 and Form 10-Q as at and for the three months ended March 31, 2002.

Under U.S. GAAP, acquisition costs, exploration costs and general and administrative costs related to projects are charged to expense as incurred. As such, the acquisition, deferred exploration and development cost balance sheet item would be nil under reported and pro forma presentation for both periods. The $8,067,000 adjustment would be reflected as a gain on sale and would be an adjustment to the deficit on the balance sheets and gain on sale of assets on the statements of operations for both periods.

Under U.S. GAAP, the preferred share investment in OGML would have a carrying value of nil. Therefore, the entire Omai preferred share redemption premium would have been included in income. For the year ended December 31, 2001, the $141,000 adjustment to the investment in OGML and the $583,000 adjustment to the Omai preferred share redemption premium would not have been recorded and the gain on sale would have been adjusted by $1,358,000. For the period ended March 31, 2002, the $169,000 adjustment to the Omai preferred share redemption premium would not have been recorded and the gain on sale would have been adjusted by $310,000.

(c)	Exhibits.

*2.1	Letter Agreement between Cambior Inc. and Golden Star Resources Ltd. dated as of October 25, 2001 regarding Guiana Shield transactions.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2002

Golden Star Resources Ltd.

By:	/s/ Allan J. Marter

Allan J. Marter Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

*2.1	Letter Agreement between Cambior Inc. and Golden Star Resources Ltd. dated as of October 25, 2001 regarding Guiana Shield transactions.

*	Previously filed.